                                  EXHIBIT 10.2


                            STOCK PURCHASE AGREEMENT

                                                                    EXHIBIT 10.2

                            STOCK PURCHASE AGREEMENT

         Stock Purchase Agreement (the "Agreement") dated as of February 19, 1999 by and between NeoPharm. Inc. (the "Company"), a Delaware corporation, and Pharmacia & Upjohn, Inc., a Delaware corporation (the "Purchaser").

                              W I T N E S S E T H :

         WHEREAS, the Purchaser and the Company have entered into that certain License Agreement of even date herewith (the "License Agreement") providing for the Purchaser's acquisition of shares of the Company's common stock par value $0.0002145 per share (the "Common Stock"); and

         WHEREAS, the sale of the shares of Common Stock hereunder is being made without registration of the Shares under the Securities Act of 1933, as amended (the "Securities Act"), and is being made only to Purchaser as an "accredited investor" (as such term is defined in Rule 501 of Regulation D promulgated by the Securities and Exchange Commission (the "Commission") pursuant to the Securities Act); and

         WHEREAS, subject to the terms and conditions of this Agreement, the Purchaser desires to purchase from the Company the Shares (as defined below), and the Company desires to sell such Shares to the Purchaser;

         NOW, THEREFORE, in consideration of the premises, representations and warranties, and the mutual covenants herein contained, the Company and Purchaser hereby agree as follows:

         1. Purchase and Sale of Shares. Subject to the terms and conditions set forth herein, the Purchaser hereby irrevocably subscribes for and agrees to purchase, and the Company hereby agrees to sell to Purchaser, that number of shares of Common Stock (the "Shares") as shall equal $8,000,000 divided by 110% of the average closing price per share of the Common Stock as reported on the American Stock Exchange during the sixty (60) day period preceding the Closing as herein defined.

         2. The Closing: Payment. Provided that the License Agreement is then in full force and effect, the closing of the transactions contemplated by this Agreement (the "Closing") shall take place at the Company's offices commencing at 10:00 a.m., local time on a date (as agreed to by the Company and Purchaser) that is within ten (10) days after receipt by NeoPharm of notification from the U.S. Food and Drug Administration that the U.S. IND filings for LED and LEP (as those terms are defined in the License Agreement) have been effectively transferred to Purchaser and activated.

At the Closing, the Company shall deliver to Purchaser:

         (a) one or more stock certificates representing the Shares;

         (b) a Registration Rights Agreement, in the form annexed hereto as Exhibit A, duly executed by the Company; and

         (c) an opinion of the Company's counsel to the effect that the transactions contemplated in this Agreement are exempt from registration under the Securities Act and the rules and regulations promulgated thereunder.

         At or prior to the Closing, the Purchaser shall deliver to the Company a certified or bank cashier's check or wire transfer to an account designated in writing by the Company, in the amount of $8,000,000.

         3. Representations by the Company. The Company represents and warrants to the Purchaser that:

         (a) The Company has been duly organized and is validly existing and in good standing as a corporation under the laws of state of Delaware, with power and authority (corporate and other) to own, lease and operate its properties and to conduct its business as currently being conducted by the Company and is duly qualified to conduct business and is in good standing under the laws of each jurisdiction where such qualification is required, except where the lack of such qualification would not have a material adverse effect on the business, financial condition or results of operations of the Company (a "Material Adverse Effect");

         (b) The Company has all requisite corporate power and authority to execute, deliver and perform this Agreement. The execution, delivery and performance of this Agreement has been duly authorized by all necessary corporate action of the Company. This Agreement has been duly executed and delivered by the Company and constitutes a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms;

         (c) The execution and delivery by the Company of this Agreement, the consummation by the Company of the transactions contemplated hereby, and compliance by the Company with the terms and provisions hereof will not result:

         i. in a violation of any provision of the certificate of incorporation, bylaws or any other organizational documents of the Company;

         ii. in any violation of any statute, code, ordinance, rule, regulation, judgment, ruling, order, writ, decree, injunction or other restriction of any government, governmental agency or court to which the Company, its subsidiaries or any of its properties or assets, is subject, or

         iii. conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify or cancel, or require any notice under any agreement, contract, lease, license. instrument or other arrangement to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of its assets is subject, or result in the creation of any mortgage, pledge, lien, encumbrance, charge or other security interest (each a "Security Interest") upon any of the assets of the Company, except where any such violation, conflict, breach. default, acceleration, termination, modification, cancellation. failure to give notice or creation of a Security Interest could not have and are not reasonably likely to have a Material Adverse Effect

         (d) The Company is not required to obtain any consent, approval. order, authorization, registration, declaration from, or to make any filing with, any court, agency, or governmental authority or instrumentality or any other third party in connection with (i) the Company's execution and delivery of this Agreement or any document, agreement or instrument to be executed pursuant to this Agreement or (ii) the consummation by the Company of the transactions contemplated hereby;

         (e) The business of the Company is being conducted in compliance with all laws, ordinances and regulations of any government entity applicable to the Company, except for violations, if any, which alone or in the aggregate have not had and are not reasonably likely to have a Material Adverse Effect; all governmental approvals, permits and licenses required by the Company in connection with the conduct of its business have been obtained and are in full force and effect and are being complied with, except for such as alone or in the aggregate have not had or are not reasonably likely to have a Material Adverse Effect;

         (f) Upon payment for the Shares as provided herein, the Purchaser will receive good and valid title to the Shares purchased hereunder which shall be fully paid and nonassessable shares of the Company, free and clear of all liens, claims, restrictions and encumbrances;

         (g) The Company is a reporting company under the Securities Exchange Act of 1934, as amended (the "1934 Act") and is current in all forms, reports and documents required to be filed pursuant to the 1934 Act. All such filings at the time they were filed with the Securities and Exchange Commission complied in all material respects with the requirements of the 1934 Act and the rules and regulations of the Commission thereunder and, as of the Closing Date, the most recent Form 10-K and Annual Report to Shareholders of the Company, when read together with filings made subsequent thereto, including the Form 10-Q for the quarter ending September 30, 1998 and the Report on Form 8 filed to report the execution of the License Agreement, do not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. Since the respective dates as of which information is given in such filings, (i) there has been no material adverse change in the condition, financial or otherwise, of the Company, or in the business, operations, or prospects of the Company except for any changes resulting from entering into the Licensing Agreement, whether or not arising in the ordinary course of business, (ii) there have been no transactions entered into by the Company or any of its subsidiaries which are material to the Company and its subsidiaries considered as a whole, other than those in the ordinary course of business and those contemplated by this Agreement, and (iii) there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.

         (h) The authorized, issued and outstanding capital stock of the Company as of January 31, 1999 is set forth in Schedule A. All of the issued and outstanding shares of capital stock of the Company are duly authorized, validly issued, fully paid and non-assessable. As of January 31, 1999, there are no outstanding options, warrants or other rights of any kind to acquire any additional shares of capital stock of the Company or securities convertible into or exchangeable for, or which otherwise confer on the holder thereof any right to acquire, any such additional shares, nor is any Company committed to issue any such option, warrant, right or security, except as set forth on Schedule A;

         (i) The Company has filed with the appropriate governmental agencies (whether national, regional or local) all material tax returns and tax reports (the "Returns") required to be filed by it on or before the date hereof with respect to any period ending on or before the date hereof. As of the time of filing, the Returns correctly reflected or will correctly reflect the tax liability of the Company for the relevant period and any other information required to be shown thereon. The Company has timely paid or made provision for all taxes that have been shown as due and payable on its Returns. The Company has made or will make provision for any tax payable for any period ending on or before the date hereof that has not been paid on or before the date hereof. No deficiency for any tax has been proposed, asserted or assessed against the Company, and no delinquencies in the payment of any tax exist for which the Company could be liable that have not been reserved for in the Company's financial statements;

         (j) Based in part on the representations and warranties made by the Purchaser herein, the sale of the Shares by the Company to the Purchaser is exempt from the registration provisions of the Securities Act.

         4. Representations by the Purchaser. The Purchaser represents and warrants to the

         (a) The Purchaser is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware, with corporate power and authority to perform its obligations under this Agreement;

         (b) This Agreement has been duly authorized, executed and delivered by Purchaser and constitutes a valid and binding agreement of the Purchaser enforceable in accordance with its terms;

         (c) The Purchaser is not required to obtain any consent, approval, order, authorization, registration, declaration from, or to make any filing with, any court, agency, or governmental authority or instrumentality or any other third party in connection with (i) Purchaser's execution and delivery of this Agreement or any document, agreement or instrument to be executed pursuant to this Agreement or (ii) the consummation by Purchaser of the transactions contemplated hereby;

         (d) The Purchaser understands that the Shares have not been registered under the Securities Act and that the sale provided for in this Agreement is being made pursuant to an exemption provided in the Securities Act or the rules and regulations promulgated thereunder and that the reliance of the Company on such exemption is predicated in part on the Purchaser's representations set forth herein, and that none of the Shares may be offered, sold, pledged or otherwise transferred except in compliance with the registration requirements of the Securities Act and other applicable securities laws, pursuant to an exemption therefrom or in a transaction not subject thereto and, in each case, in compliance with the conditions for transfer set forth in paragraph (g)below;

         (e) The Purchaser is acquiring the Shares for the Purchaser's own account, for investment and not with a view to, or for sale in connection with, any distribution thereof in violation of the Securities Act or other applicable securities laws, subject to any requirement of law that the disposition of its property be at all times within its control, and any sale, transfer or other disposition of the Shares by the Purchaser will be made in compliance with all applicable provisions of the Securities Act and the rules and regulations promulgated thereunder; and it agrees and each subsequent holder of Shares by its acceptance thereof will be deemed to agree, to offer, sell or otherwise transfer such Shares prior to the date which is two years after the later of the original issuance date thereof and the last date on which the Company or any "affiliate" of the Company was the owner of such Shares (or any predecessor Shares) (the "Resale Restriction Termination Date") only (a) to the Company, (b) pursuant to registration statement which has been declared effective under the Securities Act, or (c) pursuant to any other available exemption from the registration requirements of the Securities Act, subject in each of the foregoing cases to any requirement of law that the disposition of its property be at all times within its control and to compliance with any applicable state securities laws; it being understood further that the Company reserves the right prior to any offer, sale or other transfer prior to the Resale Restriction Termination Date pursuant to clause (c) above to require the delivery of an opinion of counsel, certifications and other information satisfactory to the Company. Purchaser consents to the placement of the following legend (or a substantially similar legend) on each certificate representing the Shares:

THE SHARES OF COMMON STOCK EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES LAWS OR ANY OTHER APPLICABLE SECURITIES LAW. NEITHER THE SHARES OF COMMON STOCK EVIDENCED HEREBY NOR ANY INTEREST OR PARTICIPATION THEREIN MAY BE RE-OFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION REQUIREMENTS;

THE HOLDER OF THIS CERTIFICATE BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER THE COMMON STOCK EVIDENCED HEREBY PRIOR TO THE DATE (THE "RESALE RESTRICTION TERMINATION DATE") WHICH IS TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUANCE DATE HEREOF AND THE LAST DATE ON WHICH THE COMPANY OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THIS CERTIFICATE (OR ANY PREDECESSOR OF

THIS CERTIFICATE) ONLY (A) TO THE COMPANY, (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, AND (C) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE SECURITIES ACT, SUBJECT TO THE RIGHT OF THE COMPANY PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSE (C) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATIONS AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM. SUCH HOLDER FURTHER AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS CERTIFICATE IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND.

         (f) The Purchaser is experienced in evaluating companies such as the Company, has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investment, and has the ability to bear the economic risks of such investment for an indefinite period. The Purchaser further represents that it has conducted its own independent review and analysis of the business, assets, condition, operation and prospects of the Company and acknowledges that it has had access during the course of the transaction and prior to the purchase of the Shares to such information (including audited financial statements) relating to the Company as it has desired and that it has had the opportunity to ask questions of and receive answers from the Company concerning the business, management and financial affairs of the Company and to obtain additional information (to the extent the Company possessed such information or could acquire it without unreasonable effort or expense) necessary to verify the accuracy of any information furnished to each Purchaser or to which Purchaser has had access; the Purchaser further understands that no federal or state agency has passed upon the Shares or made any finding or determination concerning the fairness or advisability of this investment;

         (g) The Purchaser represents that the Purchaser is not an "affiliate" (as defined in Rule 144 under the Securities Act) of the Company or acting on behalf of the Company, and the Purchaser is an "accredited investor" within the meaning of subparagraph (a) of Rule 501 under the Securities Act;

         (h) The Purchaser is not (i) acquiring Shares with "plan assets" of an employee benefit plan or other plan subject to Title I of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") or Section 4975 of the Internal Revenue Code of 1986 (the "Code") (each a "Plan"), an entity whose underlying assets include 'plan assets" by reason of any Plan's investment in the entity, or (ii) is acquiring and holding the Shares in a transaction that is not otherwise prohibited by either ERISA or the Code.

         (i) The Purchaser's true and correct federal tax identification or social security number, as applicable, is indicated below on the signature page below.

         5. No Additional Representations. In entering into this Agreement, the Purchaser acknowledges that the Company has not made any representations or warranties of any kind whatsoever, except as expressly provided in Paragraph 3 of this Agreement or in the License Agreement. The Purchaser acknowledges that it has relied solely upon its own investigation and analysis in determining to acquire the Shares, and acknowledges that neither the Company nor any of its directors, officers, employees, affiliates, agents or representatives makes any representation or warranty, either express or implied, as to the Company or the accuracy or completeness of any of the information regarding the Company provided or made available to the Purchaser or its agents or representatives.

         6. Further Assurances. The Company and the Purchaser will promptly execute and deliver such further instruments and documents and take such further actions as may be necessary or desirable for the parties to obtain the full benefits of this Agreement.

         7. Survival of Representations.

         All representations, warranties and agreements made by the parties to this Agreement shall survive the consummation of the transactions contemplated hereby.

         8. Brokers.

         Neither the Company nor the Purchaser has entered into any agreement to pay any broker's or finder's fee to any person, with respect to this Agreement or the transactions contemplated hereby.

         9. Miscellaneous.

         (a) This Agreement, along with the License Agreement, contains the entire understanding of the parties with respect to the subject matter hereof and supersedes any prior understandings, agreements or representations by or among the Purchaser and the Company, written or oral, to the extent they related in any way to the subject matter hereof this Agreement or any provision hereof may only be amended, modified or waived by a written instrument duly executed by each of the parties hereto.

         (b) Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by the Purchaser (whether by operation of law or otherwise) without the prior written consent of the Company. Subject to the preceding sentence, this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

         (c) The Company agrees to pay any stock transfer taxes which may be imposed in connection with the transfer of the Shares. All other fees and expenses incurred by either party in connection with this Agreement will be borne by such party.

         (d) This Agreement shall be governed by the laws of the State of Illinois, without giving effect to the principles of conflicts of laws thereof.

         (e) This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same Agreement.

         (f) The headings of Paragraphs in this Agreement are for convenience of reference only and shall not, nor shall they be construed to, qualify or in any other respect affect the meaning of the text.


                            [SIGNATURE PAGE FOLLOWS]

         IN WITNESS WHEREOF, each of the parties hereto has duly executed this Agreement on the date first above written in the City of New York in the State of New York.

                  COMPANY:     NEOPHARM, INC.

                               By:  /s/ James M. Hussey
                                   -----------------------------
                               Name:
                               Title:
                               Address for Notices:


                  PURCHASER:   PHARMACIA & UPJOHN, INC.

                               By:  /s/ Fred Hassar
                                   -----------------------------
                               Name:
                               Title:
                               Address for Notices:


                               Taxpayer Identification Number: ________________

                                                                      SCHEDULE A

                          CAPITAL STRUCTURE OF COMPANY


Common Stock:

         As of January 31, 1999, the Company had 15,000,000 shares of its Common Stock, $0.0002145 par value, authorized, of which 8,343,779 shares were issued and outstanding.

Warrants:

         As of January 31, 1999, the Company had 837,067 Warrants issued and outstanding each of which authorizes the holder to acquire two shares of Common Stock at an exercise price of $9.80 ($4.90/share). In addition, at the time of the Company's initial public offering Warrants were issued to the underwriter, National Securities Corporation, which are currently exercisable for 270,000 shares of Common Stock at a price of $4.90 per share, and 67,500 Representative's Warrants, which may be exercised to acquire 135,000 additional shares at a price of $6.86 per share.

Options:

         As of December 31, 1998 the Company had issued options to employees, officers, directors and consultants for approximately 1,188,824 shares of Common Stock. At the present time the Company's 1998 Equity Incentive Plan provides for the reservation of 2,000,000 shares of Common Stock for issuance in accordance with the terms of that Plan. In addition, up to 100,000 shares of Common Stock may be granted to non-employee directors of the Company pursuant to the 1995 Director Option Plan.

                                                                       EXHIBIT A

                     [FORM OF REGISTRATION RIGHTS AGREEMENT]

                          REGISTRATION RIGHTS AGREEMENT

         THIS AGREEMENT is entered into this [ ] day of __________, 1999, by and between NeoPharm, Inc. (the "Company") and Pharmacia & Upjohn, Inc. (the "Investor") in the common stock, par value $0.0002145 per share of the Company (the "Common Stock");

         WHEREAS, pursuant to a Stock Purchase Agreement by and between the Company and the Investor dated February 19, 1999 (the "Stock Purchase Agreement"), the Investor has agreed to purchase, and the Company has agreed to issue and sell, that number of shares of the Company's Common Stock (the "Shares") as shall equal $8,000,000 divided by 110% of the average closing price per share of Common Stock as reported on the American Stock Exchange during the sixty day period preceding the Closing (as defined in the Stock Purchase Agreement); and

         WHEREAS, the Investor will acquire the Shares for investment, and not with a view to reselling or distributing any of the Shares, and has no present intention of reselling or otherwise disposing of any of the Shares, except to the extent that the Shares are registered under the Securities Act of 1933, as amended and appropriate state securities laws, or exempt from such laws; and

         WHEREAS, as a condition to its willingness to purchase the Shares, the Investor desires that the Shares be registerable, and the Company is willing to provide for the registration of the Shares upon the terms and conditions herein contained.

         NOW, THEREFORE, in consideration of the mutual premises and covenants herein contained, the Investor and the Company hereby agree as follows:

1. Definitions.

         As used herein:

         (a) The term "Demand Registration" shall have the meaning set forth in
Section 2(a) herein.

         (b) The term "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         (c) The term "Holder" means the holder or holders of Registrable Securities.

         (d) The terms "register," "registered," and "registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement.

         (e) The term "Person" shall have the meaning set forth in Section 2(2) of the Securities Act.

         (f) The term "Prospectus" shall have the meaning set forth in Section 2(10) of the Securities Act.

         (g) The term "Registrable Securities" means all of the Company's Common Stock which the Investor has acquired pursuant to the Stock Purchase Agreement.

         (h) The term "Registration Expenses" shall mean any and all expenses incident to the performance of or compliance by the Company with this Agreement, including without limitation: (i) all SEC or National Association of Securities Dealers, Inc. (the "NASD") registration and filing fees, including, if applicable, the fees and expenses of any "qualified independent underwriter" (and its counsel) that is required to be retained by any Holder of Registrable Securities in accordance with the rules and regulations of the NASD, (ii) all fees and expenses incurred in connection with compliance with state securities or blue sky laws (including reasonable fees and disbursements of one counsel for any underwriters or Holder in connection with blue sky qualification of any of the Registrable Securities) and compliance with the rules of the NASD, (iii) all expenses of any Persons in preparing or assisting in preparing, word processing, printing and distributing any Registration Statement, any Prospectus and any amendments or supplements thereto, and in preparing or assisting in preparing, printing and distributing any underwriting agreements, securities sales agreements and other documents relating to the performance of and compliance with this Agreement, (iv) all rating agency fees, (v) the fees and disbursements of counsel for the Company and of the independent certified public accountants of the Company, including the expenses of any "cold comfort" letters required by or incident to such performance and compliance, (vi) the fees and expenses of any exchange agent or custodian, (vii) all fees and expenses incurred in connection with the listing, if any, of any of the Registrable Securities on any securities exchange or exchanges, and (viii) the reasonable fees and expenses of any special experts retained by the Company in connection with any Registration Statement.

         (i) The term "Registration Statement" shall mean any registration statement of the Company that covers any of the Registrable Securities pursuant to the provisions of this Agreement, and all amendments and supplements to any such Registration Statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

         (j) The term "Securities Act" means the Securities Act of 1933, as amended.

         (k) The term "SEC" means the Securities and Exchange Commission.

2. Demand Registration.

         (a) Subject to subsection (c) below, if at any time the Company shall receive a written request from the Holders of at least 66.67% of the Registrable Securities requesting that the Company effect the registration of all of the Registerable Securities held by such Holders under the Securities Act, the Company shall use its best efforts to effect such registration as soon as practicable. The Company shall not be required to effect any registration pursuant to this Section 2(a) unless such registration can be made on Form S-3 or any similar short-form registration. The registration requested pursuant to this Section 2(a) is referred to herein as the "Demand Registration". The request for the Demand Registration shall specify the approximate number of Registrable Securities requested to be registered and the anticipated per share price range for such offering. Within twenty (20) days after receipt of the request, the Company will give written notice of such requested registration to all other Holders of Registrable Securities, if any, and, subject to Section 2(b) below, will include in the Demand Registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within 20 days after the giving of the Company's notice.

         (b) Priority on Demand Registration. Subject to the provisions of Paragraph 5, the Company may include in the Demand Registration other securities which the Company has been requested or otherwise desires to register on behalf of itself or others, but which are not Registrable Securities; provided, however, that no securities other than the Registrable Securities shall be included in such Demand Registration if the Demand Registration is an underwritten registration and the managing underwriter advises the Company that the inclusion of securities other than the Registerable Securities would adversely affect such Demand Registration unless a majority of the Holders who had requested the Demand Registration shall have consented in writing to the inclusion of such other securities.

         (c) Restrictions on Demand Registration. The Company shall not be obligated to effect the Demand Registration within 120 days after the effective date of a previous registration by the Company of any shares of its Common Stock, other than shares registered pursuant to Form S-8 or Form S-4 in which the Holders of Registrable Securities were given rights pursuant to Section 3.

         (d) Selection of Underwriters. The Holders of a majority of the Registrable Securities included in the Demand Registration shall have the right to select the investment banker(s) and manager(s) to administer the offering, subject to the Company's approval which shall not be unreasonably withheld.

3. Company Registration.

         If at any time or from time to time, the Company shall determine to register any of its equity securities, either for its own account or the account of a security holder or holder (including, without limitation pursuant to any public offering or a demand for registration of any shareholder of the Company) under the Securities Act other than on Form S-8 or Form S-4, the Company will:
(a) promptly give to the Holder written notice thereof (which shall include a list of the jurisdictions in which the Company intends to attempt to qualify such securities under the applicable blue sky or other state securities laws); and (b) include in such registration (and any related qualification under blue sky laws or other compliance) and in any underwriting involved therein, all the Registrable Securities specified in a written request made within thirty days after receipt of such written notice from the Company by the Holder; except that if, in connection with any offering involving an underwriting of Common Stock to be issued by the Company, the managing underwriter shall impose a limitation on the number of shares of Common Stock which may be included in the Registration Statement because, in its judgment, such limitation is necessary to effect an orderly public distribution, then the Company shall be obligated to include in such Registration Statement only such limited portion (or none, if so required by the managing underwriter) of the Registrable Securities with respect to which such Holder has requested inclusion hereunder.

4. Effectiveness.

         A Registration Statement pursuant to which any Registrable Securities are being offered will not be deemed to have become effective unless it has been declared effective by the SEC; provided, however, that if, after it has been declared effective, the offering of the Registrable Securities pursuant to such registration statement is interfered with by any stop order, injunction or other order or requirement of the SEC or any other governmental agency or court, such registration statement will be deemed not to have been effective during the period of such interference, until the offering of Registrable Securities pursuant to such registration statement may legally resume. The Company will be deemed not to have used best efforts to cause the registration statement to become, or to remain, effective during the requisite period if it voluntarily takes any action that would result in any such registration statement not being declared effective or that would result in the Holder not being able to offer and sell the Registrable Securities during that period unless such action is required by applicable laws and regulations or currently prevailing interpretations of the staff of the SEC. The Company shall use best efforts to maintain the effectiveness for up to one hundred twenty (120) days (or such shorter period of time as the underwriters need to complete the distribution of the registered offering) of any Registration Statement pursuant to which any of the Registrable Securities are being offered, and from time to time will amend or supplement such Registration Statement and the Prospectus contained therein to the extent necessary to comply with the Securities Act and any applicable state securities laws or regulations. The Company shall also provide the Holder with as many copies of the Prospectus contained in any such Registration Statement as the Holder may reasonably request.

5. Expenses of Registration.

         All Registration Expenses incurred in connection with any registration, qualification or compliance pursuant to this Agreement shall be borne by the Company. Except as provided herein, the Holder shall pay all fees and expenses of its legal counsel, underwriters' fees, discounts or com missions or transfer taxes, if any, relating to the sale or disposition of the Holder's Registrable Securities.

6. Registration Procedures.

         In the case of each registration, qualification, or compliance effected by the Company pursuant to this Agreement, the Company will keep the Holder advised in writing as to the initiation of each registration, qualification and compliance and as to the completion thereof. At its expense, the Company will:

(a) Prepare and file with the SEC a Registration Statement with respect to such Registrable Securities as described in Sections 2 or Section 3 and use its best efforts to cause such Registration Statement to become effective and to remain effective in accordance with Section 4 (provided that before filing a Registration Statement or Prospectus or any amendments or supplements thereto, the

Company will furnish to the counsel selected by the Holder copies of all such documents proposed to be filed, which documents will be subject to the review of such counsel);

(b) Prepare and file with the SEC such amendments and supplements to such Registration Statement and the Prospectus used in connection therewith as may be necessary to keep such Registration Statement effective and current for a period of not less than one hundred twenty (120) days and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement during such period in accordance with the intended methods of disposition by the sellers thereof as set forth in such Registration Statement;

(c) (i) Furnish to the Holder, and to each underwriter, if any, without charge, such number of copies of such Registration Statement, each amendment and supplement thereto, the Prospectus included in such Registration Statement (including each preliminary Prospectus), and such other documents as the Holder or underwriters may reasonably request in order to facilitate the disposition of the Registrable Securities owned by the Holder; and (ii) consent to the use of the Prospectus or any amendment or supplement thereto by the Holder of Registrable Securities included in the Registration Statement in connection with the offering and sale of the Registrable Securities covered by the Prospectus or any amendment or supplement thereto;

(d) Use its best efforts to register or qualify such Registrable Securities under all applicable securities or blue sky laws of such jurisdictions of the United States by the time the applicable Registration Statement is declared effective by the SEC as the Holder and any underwriters reason ably request in writing and do any other related acts which may be reasonably necessary or advisable to enable the Holder and underwriters to consummate the disposition in such jurisdictions of the Registrable Securities owned by the Investor; provided, however, that the Company shall not be required to (i) qualify as a foreign corporation or as a dealer in securities in any jurisdiction where it would not otherwise be required to qualify but for this Section 6(d), (ii) file any general consent to service of process in any jurisdiction where it would not otherwise be subject to such service of process or (iii) subject itself to taxation in any such jurisdiction if it is not then so subject;

(e) Notify the Holder, its counsel, and the managing underwriters, if any, promptly, and promptly confirm such notice in writing, (i) at any time when a Prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which, or the fact that, the Prospectus included in such Registration Statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and, at the request of the Investor, the Company will prepare a supplement or amendment to such Prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such Prospectus will not contain any untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading; (ii) when a Registration Statement has become effective and when any post-effective amendments and supplements thereto become effective, (iii) of any request by the SEC or any state securities authority for amendments and supplements to a Registration Statement or Prospectus or for additional information after the Registration Statement has become effective, (iv) of the issuance by the SEC or any state securities authority of any stop order suspending the effectiveness of a Registration Statement or the qualification of the Registrable Securities or the initiation of any proceedings for that purpose, (v) if, between the effective date of a Registration Statement and the closing of any sale of Registrable Securities covered thereby, the representations and warranties of the Company contained in any purchase agreement, securities sales agreement or other similar agreement, if any, cease to be true and correct in all material respects, and (vi) the Company's reasonable determination that a post-effective amendment to the Registration Statement would be appropriate;

(f) If applicable, use its best efforts to cause all such Registrable Securities to be listed or quoted on each securities exchange or interdealer quotation system on which similar securities issued by the Company are then listed or quoted;

(g) Provide a transfer agent for all such Registrable Securities not later than the effective date of such Registration Statement;

(h) Enter into such customary agreements (including underwriting agreements on customary terms) and take all such other actions as the Investor or the underwriters, if any, reasonably requests in order to expedite or facilitate the disposition of such Registrable Securities;

(i) Obtain for delivery to the Company and the managing underwriters, if any, with copies to the Holder of the Registrable Securities being registered, a comfort letter from the Company's independent public accountants in customary form and covering such matters of the type customarily covered by comfort letters as the Holder shall reasonably request, dated the effective date of the Registration Statement and brought down to the closing;

(j) If necessary, obtain a CUSIP number for the Registrable Securities not later than the effective date of the Registration Statement; and

(k) Make available for inspection by the Holder, any underwriter participating in any disposition pursuant to such Registration Statement and any attorney, accountant or any other agent retained by the Investor or any such underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors and employees to supply all information reasonably requested by the Holder, any such underwriter, attorney, accountant or agent in connection with such Registration Statement.

(l) Cooperate with the Holder to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive legends and registered in such names as the Holder or the underwriters may reasonably request at least two Business Days prior to the closing of any sale of Registrable Securities pursuant to such Registration Statement;

(m) Cooperate with the Holder to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive legends and registered in such names as the Holder or the underwriters may reasonably request at least two Business Days prior to the closing of any sale of Registrable Securities pursuant to such Registration Statement;

(n) upon the occurrence of any circumstance contemplated by Section 6(e)(iii), 6(e)(iv), or 6(e)(v) hereof, use best efforts to prepare a supplement or post-effective amendment to such

Registration Statement or the related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities, such Prospectus will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and to notify the Holder to suspend use of the Prospectus as promptly as practicable after the occurrence of such an event, and the Holder hereby agrees to suspend use of the Prospectus until the Company has amended or supplemented the Prospectus to correct such misstatement or omission;

(n) cooperate with each seller of Registrable Securities covered by any Registration Statement and each underwriter, if any, participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with the NASD; and

(o) use best efforts to take all other steps necessary to effect the registration of the Registrable Securities covered by a Registration Statement contemplated hereby.

7. Indemnification and Contribution.

         (a) In connection with any Registration Statement, the Company shall indemnify and hold harmless the Holder and each underwriter who participates in an offering of the Registrable Securities, each Person, if any, who controls any of such parties within the meaning of Section 15 of the Securities Act or
Section 20 of the Exchange Act and each of their respective directors, officers, employees and agents, as follows:

                  (i) from and against any and all loss, liability, claim, damage and expense whatsoever, joint or several, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement (or any amendment thereto) covering Registrable Securities, including all documents incorporated therein by reference, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact contained in any Prospectus (or any amendment or supplement thereto) or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                  (ii) from and against any and all loss, liability, claim, damage and expense whatsoever, joint or several, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any court or governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, if such settlement is effected with the prior written consent of the Company; and

                  (iii) from and against any and all expenses whatsoever, as incurred (including reasonable fees and disbursements of counsel chosen by Holder or any underwriter (except to the extent otherwise expressly provided in Section 7(c) hereof)), incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any court or governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under subparagraph (i) or (ii) of this Section 7(a);

provided, however, that (i) this indemnity does not apply to any loss, liability, claim, damage or expense to the extent arising out of an untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished in writing to the Company by the Holder, or any underwriter with respect to the Holder, or any underwriter, as the case may be, expressly for use in a Registration Statement (or any amendment thereto) or any Prospectus (or any amendment or supplement thereto) and (ii) the Company shall not be liable to the Holder, any underwriter or controlling Person, with respect to any untrue statement or alleged untrue statement or omission or alleged omission in any preliminary Prospectus to the extent that any such loss, liability, claim, damage or expense of the Holder, any underwriter or controlling Person results from the fact that the Holder or any underwriter, sold Shares to a Person to whom there was not sent or given, at or prior to the written confirmation of such sale, a copy of the final Prospectus as then amended or supplemented if the Company had previously furnished copies thereof to the Holder or any underwriter or controlling Person and the loss, liability, claim, damage or expense of the Holder or underwriter, or controlling Person results from an untrue statement or omission of a material fact contained in the preliminary Prospectus which was corrected in the final Prospectus. Any amounts advanced by the Company to an indemnified party pursuant to this Section 6 as a result of such losses shall be returned to the Company if it shall be finally determined by such a court in a judgment not subject to appeal or final review that such indemnified party was not entitled to indemnification by the Company.

         (b) The Holder agrees to indemnify and hold harmless the Company, any underwriter and each of their respective directors, officers (including each officer of the Company who signed the Registration Statement), employees and agents, any underwriter or any other selling Holder within the meaning of
Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all loss, liability, claim, damage and expense whatsoever described in the indemnity contained in Section 7(a) hereof, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in a Registration Statement or any Prospectus in reliance upon and in conformity with written information furnished to the Company by such selling Holder with respect to such Holder expressly for use in such Registration Statement, or any such Prospectus;

         (c) Each indemnified party shall give prompt notice to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, enclosing a copy of all papers properly served on such indemnified party, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability which it may have under this Section 7, except to the extent that it is materially prejudiced by such failure. An indemnifying party may participate at its own expense in the defense of such action, or, if it so elects within a reasonable time after receipt of such notice, assume the defense of any suit brought to enforce any such claim; but if it so elects to assume the defense, such defense shall be conducted by counsel chosen by it and approved by the indemnified party or parties, which approval shall not be unreasonably withheld. In the event that an indemnifying party elects to assume the defense of any such suit and retain such counsel, the indemnified party or parties shall bear the fees and expenses of any additional counsel thereafter retained by such indemnified party or parties; provided, however, that the indemnified party or parties shall have the right to employ counsel (in addition to local counsel) to represent the indemnified party or parties who may be subject to liability arising out of any action in respect of which indemnity may be sought against the indemnifying party if, in the reasonable judgment of counsel for the indemnified party or parties, there may be legal defenses available to such indemnified party or parties which are different from or in addition to those available to the indemnifying party, in which event the fees and expenses of appropriate separate counsel shall be borne by the indemnifying party. In no event shall the indemnifying parties be liable for the fees and expenses of more than one counsel (in addition to local counsel), separate from its own counsel, for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 7 (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release in form and substance satisfactory to the indemnified parties of each indemnified party from ail liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

         (d) In order to provide for just and equitable contribution in circumstances under which any of the indemnity provisions set forth in this
Section 7 is for any reason held to be unavailable to the indemnified parties although applicable in accordance with its terms, the Company and the Holder shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by such indemnity agreement incurred by the Company and the Holder, as incurred; provided that no Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person that was not guilty of such fraudulent misrepresentation. As between the Company and the Holder, such parties shall contribute to such aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by such indemnity agreement in such proportion as shall be appropriate to reflect the relative fault of the Company, on the one hand, and the Holder, on the other hand, with respect to the statements or omissions which resulted in such loss, liability, claim, damage or expense, or action in respect thereof, as well as any other relevant equitable considerations. The relative fault of the Company, on the one hand, and of the Holder, on the other hand, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, on the one hand, or by or on behalf of the Holder, on the other, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Holder agree that it would not be just and equitable if contribution pursuant to this Section 7 were to be determined by pro rata allocation or by any other method of allocation that does not take into account the relevant equitable considerations. For purposes of this

Section 7, each affiliate of the Holder, and each director, officer, employee, agent and Person, if any, who controls a Holder or such affiliate within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as the Holder, and each director of the Company, each officer of the Company who signed the Registration Statement, and each Person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as the Company.

8. Information by Holder.

         The Holder or Holders of Registrable Securities included in any registration shall furnish to the Company such written information regarding such Holder or Holders and the distribution proposed by such Holder or Holders as the Company may reasonably request in writing and as shall be required in connection with any registration, qualification, or compliance referred to in this paragraph.

9. Transfer of Registration Rights.

         The rights to cause the Company to register the Registrable Securities granted to the Holder by the Company under Section 2 or Section 3 may be assigned by a Holder to a transferee or assignee of any of such Holder's Registrable Securities, provided, that the Company is given written notice by such Holder at the time of, or within a reasonable time after, said transfer, stating the name and address of said transferee or assignee and identifying the securities with respect to which such registration rights are being assigned.

10. No Inconsistent Agreements.

         The Company has not entered into nor will the Company on or after the date of this Agreement enter into any agreement which is inconsistent with the rights granted to the Investor with respect to the Shares in this Agreement or otherwise conflicts with the provisions hereof. The rights granted to the Investor hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of the Company's other issued and outstanding securities under any such agreements.

11. Assignability.

         This Agreement shall be binding upon and inure to the benefit of the respective heirs, successors and assigns of the parties hereto.

12. Changes in Capital Stock.

         If, and as often as, there is any change in the Common Stock by way of a stock split, stock dividend, combination or reclassification, or through a merger, consolidation, reorganization or recapitalization, or by any other means, appropriate adjustment shall be made in the provisions hereof so that the rights and privileges granted hereby shall continue with respect to the Shares as so changed.

13. Governing Law.

         This Agreement shall be governed by and construed in accordance with the laws of Illinois, without regard to the conflict of laws provisions thereof.

14. Amendment.

         Any modification, amendment or waiver of this Agreement or any provision hereof shall be in writing and executed by Holders of not less than 66-2/3 percent of the Registrable Securities; provided, however, that no such modification, amendment or waiver shall reduce the aforesaid percentage of Registrable Securities without the consent of the record or beneficial holders of no less than 90 percent of the Registrable Securities.

15. Severability.

         In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

16. Successors and Assigns.

         This Agreement shall inure to the benefit of and be binding upon the successors, assigns and transferees of the Holder, including, without limitation and without the need for an express assignment, subsequent Holders. If any transferee of the Holder shall acquire Registrable Securities, in any manner, whether by operation of law or otherwise, such Registrable Securities shall be held subject to all of the terms of this Agreement, and by taking and holding such Registrable Securities, such Person shall be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement and such Person shall be entitled to receive the benefits hereof.

17. Entire Agreement.

         This Agreement and the other writings referred to herein contain the entire understandings among the parties with respect to its subject matter. This Agreement supersedes all prior agreements and understandings among the parties with respect to its subject matter.

18. Headings.

         The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

19. Counterparts.

         This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

                            [SIGNATURE PAGE FOLLOWS]

         IN WITNESS WHEREOF, the undersigned holder of securities and the Company have executed this Agreement on the day and year first above written.

                  COMPANY:       NEOPHARM, INC.



                                 By: ______________________________
                                 Name:
                                 Title:
                                 Address for Notices:


                  INVESTOR:      PHARMACIA & UPJOHN, INC.


                                 By: ______________________________
                                 Name:
                                 Title (if applicable):
                                 Address for Notices: